[Sonesta International Hotels Corporation LOGO]




                             200 CLARENDON STREET

                          BOSTON, MASSACHUSETTS 02116

                                                                 April 17, 1997



To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held on May 20, 1997 at 9:00 in the morning, notice of which is enclosed. The Meeting will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts. I hope that as many stockholders as possible will attend.



     Please date and sign the enclosed Proxy and return it in the accompanying envelope. This will not prevent you from voting in person at the Meeting if you so desire, in which case you may revoke your Proxy at that time. By returning your signed Proxy now, you can be sure that your vote will be counted even if you are not able to attend the Meeting. If you have received Proxies as both a Common Stock and Preferred Stock owner, please sign, date and return both Proxies.


     The Annual Report of the Company for 1996 is being forwarded to stockholders together with this Notice and Proxy Statement; however, any stockholder who wishes to receive another copy of this report or the Company's Form 10-K may obtain one, without charge, by writing to the Secretary of the Company at the above address.

                                        Roger P. Sonnabend

                                         Chairman of the Board

[Sonesta International Hotels Corporation LOGO]


                             200 CLARENDON STREET

                          BOSTON, MASSACHUSETTS 02116

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS

To the Stockholders of
  Sonesta International Hotels Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sonesta International Hotels Corporation (the "Company"), will be held at the Company's Corporate Offices, 200 Clarendon Street, Boston, Massachusetts on May 20, 1997 at 9:00 a.m. for the following purposes.

Matter No.

   1. To elect a Board of Directors.

   2. To ratify the appointment of Ernst & Young LLP as independent auditors for the year 1997.

   3. To consider and transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


     Holders of Preferred and Common Stock are entitled to vote on Matter No. 1 as set forth in the accompanying Proxy Statement; only the holders of Common Stock may vote on the other matters.

     Stockholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at the Meeting.

                                By Order of the Board of Directors,



                                                       Peter J. Sonnabend

                                                       Secretary

Dated: April 17, 1997

                                PROXY STATEMENT

Solicitation of Proxies

     The accompanying Proxy is solicited by the Board of Directors of the Company. All shares represented by the accompanying Proxy will be voted in accordance with the specified choice of the stockholders. In the absence of directions, the Proxy will be voted for the election of the nominees for Directors named in this Proxy Statement, and for the ratification of the appointment of Ernst & Young LLP as independent auditors for the year 1997. The Proxy may be revoked at any time before it is exercised by notifying the Company in writing at the address listed on the Notice of Annual Meeting of Stockholders, Attention--Office of the Secretary; or by voting in person at the Meeting.


     All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit Proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward Proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket and clerical disbursements in connection therewith. This Proxy Statement and accompanying Proxy are first being mailed to stockholders on or about April 21, 1997.

Outstanding Voting Securities and Voting Rights

     The outstanding voting securities of the Company as of April 1, 1997 consisted of 2,068,215 shares of Common Stock and 10,672 shares of Preferred Stock. Only stockholders of record at the close of business on April 15, 1997 will be entitled to vote. Stockholders are entitled to one vote per share. In connection with the election of Directors, holders of Preferred Stock as a class elect two Directors and holders of Common Stock as a class elect the remaining Directors. All stockholders have cumulative voting rights with respect to the election of Directors, which means that within each class a stockholder's total vote (number of shares held multiplied by the number of Directors to be elected by that class) may be cast entirely for one nominee or distributed among two or more nominees. The Board of Directors is soliciting discretionary authority to cumulate votes. The vote of the holders of a majority of the Common Stock voting at the Meeting will be sufficient to take action on matters other than the election of Directors. Holders of Preferred Stock are not entitled to vote on any matter other than the election of Directors.


     Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for Director. In accordance with New York State law, such abstentions are not counted in determining the votes cast in connection with the selection of auditors or the election of one or more of the nominees for Director.

                           1. ELECTION OF DIRECTORS

     The persons named in the accompanying Proxy, unless otherwise instructed, intend to vote shares of Common Stock in favor of the election as Directors for the ensuing year of the Common Stock Nominees named below and to vote shares of Preferred Stock in favor of the election as Directors for the ensuing year of the Preferred Stock Nominees named below, and will be entitled to vote cumulatively in respect of any such nominees. In case any of those named should become unavailable to serve, it is intended that votes may be cast for a substitute. The Board of Directors of the Company has no reason to believe the persons named will be unable or decline to serve if elected.

                                                                                                Owned Beneficially as of
Common Stock Nominees                                                                               April 1, 1997(1)
                                                                                            --------------------------------
                                                                                             Shares and      Shares and
                                                                                             Percent of      Percent of
                                                                                             Preferred         Common
                          Name, Age and Principal Occupation                                 Stock(2)         Stock(3)
-----------------------------------------------------------------------------------------   -------------   ----------------
George S. Abrams            Age: 64; Director since May, 1995;
  Attorney and Director and Trustee of several organizations  ...........................    None             57,285(4)
                                                                                                              (2.8%)
  Mr. Abrams has been an attorney with the law firm Winer and Abrams, Boston,
Massachusetts for more than 20 years. He formerly served as General Counsel and Staff
Director of the United States Senate Judiciary Subcommittee on Refugees. Mr. Abrams
is a Director of Viacom, Inc., where he is a Chairman of the Audit Committee, and of
National Amusements, Inc. Mr. Abrams also serves as a trustee and on the Visiting
Committees of a number of cultural, arts-related and educational institutions, including the Museum of Fine Arts, in Boston, and the Harvard University Art Museums.


Vernon R. Alden            Age: 73; Director since May, 1978;

  Director and Trustee of several Organizations   .......................................    None              2,819
                                                                                                               (.1%)

  Mr. Alden was Chairman of the Board and Executive Committee of The Boston
Company, Inc., a financial services company, from 1969 to 1978. He was President of
Ohio University from 1962 to 1969. Mr. Alden is a Director of Colgate-Palmolive
Company, Digital Equipment Corporation and Intermet Corporation. He is also
Independent General Partner of three ML-Lee Acquisition Funds and trustee of several cultural and educational organizations. Mr. Alden is Chairman of the Japan Society of
Boston and the Honorary Consul General for the Royal Kingdom of Thailand, in
Boston.


                                                                                                 Owned Beneficially as of
Common Stock Nominees                                                                                April 1, 1997(1)
                                                                                             --------------------------------
                                                                                             Shares and       Shares and
                                                                                             Percent of       Percent of
                                                                                             Preferred          Common
                           Name, Age and Principal Occupation                                 Stock(2)         Stock(3)
------------------------------------------------------------------------------------------   -------------   ----------------
Joseph L. Bower            Age: 58; Director since May, 1984;
  Donald Kirk David Professor of Business Administration, Harvard Business
  School .................................................................................   None              200
                                                                                                               (Less
                                                                                                               than
                                                                                                               .1%)
     Mr. Bower has been a member of the faculty of the Harvard Business School since 1963 and has served as Senior Associate Dean, Chairman of the Doctoral
Programs, and Director of Research. Mr. Bower is a Director of ANIKA Research,
Inc., Brown Group, Inc., The ML-Lee Acquisition Funds, New America High Income
Fund, and is a trustee of the New England Conservatory of Music and DeCordova
and Dana Museum and Park. He has published extensively on strategy, organization, and the relation of business and government.

Lawrence M. Levinson         Age: 78; Director since January, 1973;
  Partner, Burns & Levinson, Attorneys at Law (Boston, Massachusetts)   ..................   None              1,500
                                                                                                               (Less
                                                                                                               than
  Mr. Levinson graduated from Harvard College in 1939 and, after serving in the                                .1%)
United States Army, from Harvard Law School in 1947. He serves as a Director of
Arrow Automotive Industries, Inc. and Independent Bank Corp., and an Honorary
Director of Rockland Trust Company. He also serves as a director, trustee, officer and/or counsel for various other corporation and charitable organizations.


Peter J. Sonnabend (8)(9)         Age: 43; Director since May, 1995;
  Vice Chairman and Secretary, Sonesta International Hotels Corporation ..................   2,000(5)          104,112(7)
                                                                                            (18.7%)            (5%)
  After graduating from Wesleyan University and Boston University School of Law,
Mr. Sonnabend practiced law with the Boston law firm of Winer and Abrams from 1980 to 1987. In March 1987, he joined the Company as Vice President and Assistant
Secretary, in May 1987 he became Vice President and Secretary, and in May 1995 was named Vice Chairman. He also represents the Company as General Counsel. Mr.
Sonnabend serves as a Director of Hub Data, Inc. and is also involved in professional, cultural and community organizations.

                                                                                                 Owned Beneficially as of
Common Stock Nominees                                                                                April 1, 1997(1)
                                                                                             ---------------------------------
                                                                                             Shares and        Shares and
                                                                                             Percent of        Percent of
                                                                                             Preferred           Common
                           Name, Age and Principal Occupation                                 Stock(2)          Stock(3)
------------------------------------------------------------------------------------------   -------------   -----------------
Roger P. Sonnabend (6)(8)        Age: 71; Director since May, 1959;
  Chairman of the Board and Chief Executive Officer, Sonesta International Hotels
  Corporation  ...........................................................................   2,000(5)          554,084(7)
                                                                                            (18.7%)            (26.8%)
     Mr. Sonnabend, a graduate of the Massachusetts Institute of Technology and
Harvard Business School, became a Vice President of the Company in 1956 after ten years of hotel managerial experience. Subsequently, he was Executive Vice
President and from 1963 to 1970 was President of the Company. Since June, 1970,
Mr. Sonnabend has been Chairman of the Board and from January, 1978 until
November, 1983 he also held the office of President. He is involved with many professional, business, community and educational institutions. ...........................

Stephanie Sonnabend (8)(10)      Age: 44; Director since January, 1996;
  President, Sonesta International Hotels Corporation ....................................   2,000(5)          100,008(7)
                                                                                            (18.7%)            (4.8%)
    Ms. Sonnabend graduated from Harvard-Radcliffe College in 1975 and The Sloan
School of Management, MIT in 1979. She joined the company in 1979 and held various managerial positions including Vice President of Sales, Vice President of Marketing, and Executive Vice President. In January 1996, she became
President of the Company. Ms. Sonnabend serves on the Board of Trustees of
Radcliffe College and the Board of Overseers of New England Conservatory.

Jean C. Tempel           Age: 54; Director since September, 1995;
  Special Limited Partner, TL Ventures    ................................................   None              None

    During 1991, Ms. Tempel was a consultant for Safeguard Scientifics, Inc., a
Philadelphia-based NYSE technology company. She became President and COO in January, 1992. In November, 1993, she returned to Boston and became a partner in TL Ventures, the Safeguard affiliated venture capital firm. She also serves as a Director of Cambridge Technology Partners, Inc., Centocor, Inc., and the Scudder mutual funds and is a Director of several private companies and not for profit organizations.

                                                                                    Owned Beneficially as of
Common Stock Nominees                                                                   April 1, 1997(1)
                                                                                ---------------------------------
                                                                                 Shares and       Shares and
                                                                                 Percent of       Percent of
                                                                                 Preferred          Common
                    Name, Age and Principal Occupation                           Stock(2)          Stock(3)
-----------------------------------------------------------------------------   -------------   -----------------
Paul Sonnabend (6)(8)           Age: 69; Director since June, 1961;
  Chairman of the Executive Committee and Chief Financial Officer, Sonesta
  International Hotels Corporation ..........................................    2,000(5)         502,014(7)
                                                                                (18.7%)           (24.3%)

     Mr. Sonnabend graduated in 1950 from Cornell University School of Hotel
Administration after serving in the U.S. Naval Reserve. He was President of the Company from 1970 to 1977. In May, 1980, Mr. Sonnabend became Vice Chairman of the Board, a position he held until November, 1983 when he reassumed the Presidency of the Company. In January, 1996, in connection with Stephanie
Sonnabend's being named President, Mr. Sonnabend was named Chairman of the Executive Committee and Chief Financial Officer of the Company. Mr. Sonnabend is active in many community projects.

Stephen Sonnabend (6)(8)        Age: 65; Director since April, 1964;
  Senior Vice President, Sonesta International Hotels Corporation   .........    2,000(5)         210,310(7)
                                                                                (18.7%)           (10.2%)

     Mr. Sonnabend has served as General Manager of the Royal Sonesta Hotel in
Cambridge and the Sonesta Beach Resort in Key Biscayne. In 1970 he became Senior
Vice President of the Company and serves as President of the Sonesta Beach
Resort in Key Biscayne, Florida.

--------

 (1) Shares are considered beneficially owned for the purposes of this Proxy Statement if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the person has the right to acquire beneficial ownership within sixty (60) days.

 (2) As of April 1, 1997 the nominees listed in the table above owned an aggregate of 2,000 shares of the Company's Preferred Stock, representing 18.7% of that class of equity securities.

 (3) As of April 1, 1997 the nominees listed in the table above beneficially owned an aggregate of 1,310,624 shares of the Company's Common Stock, representing 63% of that class of equity securities.

 (4) Of these shares, 56,000 are held as a Trustee of several trusts for the benefit of Paul Sonnabend's children and grandchildren; 42,000 of these shares are deemed to be beneficially owned by Paul Sonnabend and 24,500 of these shares are deemed to be beneficially owned by Peter J. Sonnabend.

 (5) Constitutes the 2,000 shares of Preferred Stock owned by the Sonnabend Foundation, a charitable trust established by the Sonnabends. See Note 2 on page 13.

 (6) Roger, Paul and Stephen Sonnabend are brothers.

 (7) By virtue of his or her stock ownership interest and position with the Company, he or she may be deemed to control (or be in common control with other stockholders) of the Company within the meaning of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

 (8) See Note 2 on page 13.

 (9) Peter J. Sonnabend is the son of Paul Sonnabend, who is deemed to be the beneficial owner of 71,700 shares of the common stock owned by Peter J. Sonnabend.

(10) Stephanie Sonnabend is the daughter of Roger P. Sonnabend, who is deemed to be the beneficial owner of 96,008 shares of the Common Stock owned by Stephanie Sonnabend.

Committees of the Board of Directors

     The Company's Board of Directors has an Audit Committee consisting of Messrs. Abrams, Alden, Bower and Levinson. Mr. Alden serves as Chairman of this Committee, which meets periodically with the Company's management and independent public accountants to assure that they are carrying out their responsibilities.

     The Company's Board of Directors has an Executive Committee consisting of Messrs. Levinson, Bower, Paul Sonnabend, and Roger P. Sonnabend. Mr. Paul Sonnabend serves as Chairman of this Committee. The Committee has the authority, except as proscribed by law, to exercise the powers of the Directors in the management of the business affairs and property of the Company during the intervals between the meetings of the Board.

     The Company's Board of Directors has a Nominating Committee consisting of Messrs. Bower, Alden, Peter J. Sonnabend and Stephanie Sonnabend. Mr. Bower serves as Chairman of this Committee. The functions of this Committee include consideration of the composition of the Board and recommendation of individuals for election as Directors of the Company. The Nominating Committee will consider nominees recommended by security holders provided such nominations are made pursuant to the Company's By-laws and applicable law.

     The Company's Board of Directors has a Compensation Committee consisting of Messrs. Alden, Bower, Levinson, and Ms. Tempel. Mr. Bower serves as Chairman of this Committee, which meets periodically to review and consider the appropriateness of the compensation of the Company's management.

Directors' Attendance and Fees

     Directors who are not salaried employees of the Company receive annual compensation of $12,000, plus an attendance fee of $600 per meeting.

     During 1996 there were five meetings of the Board of Directors, one meeting of the Compensation Committee, and one meeting of the Audit Committee. The Executive Committee did not meet during 1996. Each of the nominees attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which such Directors served during 1996.

Executive Compensation

     Set forth below is the compensation paid and/or accrued by the Company, including its subsidiaries, for services in all capacities for the last three completed fiscal years to or for the benefit of the CEO and each of its four other most highly compensated executive officers whose aggregate cash compensation exceeded $100,000.

                          Summary Compensation Table

                                                 Annual Compensation
                                      -----------------------------------------------
          Name & Principal                                            Other Annual
              Position                 Year     Salary     Bonus *     ompensation
------------------------------------- ------- ----------- ---------- ---------------
Roger P. Sonnabend                     1996    $418,374     56,335     NONE
Chief Executive Officer                1995     418,374     72,136
                                       1994     402,283     79,169
Paul Sonnabend                         1996     396,158     53,362     NONE
Chairman of Executive Committee        1995     396,158     68,305
and Chief Financial Officer            1994     380,922     74,965
Stephen Sonnabend                      1996     280,395     37,769     NONE
Senior Vice President                  1995     280,395     48,346
                                       1994     269,611     53,059
Hans U. Wandfluh                       1996     205,000     51,250     NONE
Vice President; President & General    1995     192,400     48,100
Manager, Royal Sonesta Hotel,          1994     185,000     46,250
New Orleans
Jacqueline Sonnabend                   1996     200,000     26,940     NONE
Executive Vice President               1995     156,000     26,894
                                       1994     150,000     29,520
Peter J. Sonnabend                     1996     200,000     26,940     NONE
Vice Chairman,                         1995     156,000     26,894
Vice President, and                    1994     150,000     29,520
Secretary
Stephanie Sonnabend                    1996     200,000     26,940     NONE
President                              1995     156,000     26,894
                                       1994     150,000     29,520



                                                        Long Term Compensation
                                      ---------------------------------------------------------
                                       Restricted      Securities
          Name & Principal                Stock        Underlying     LTIP **     All Other
              Position                    Award      Options/SAR's    Payouts    Compensation
------------------------------------- ------------- ---------------- ---------- --------------
Roger P. Sonnabend                        NONE            NONE          NONE         NONE
Chief Executive Officer
Paul Sonnabend                            NONE            NONE          NONE         NONE
Chairman of Executive Committee
and Chief Financial Officer
Stephen Sonnabend                         NONE            NONE          NONE         NONE
Senior Vice President
Hans U. Wandfluh                          NONE            NONE          NONE         NONE
Vice President; President & General
Manager, Royal Sonesta Hotel,
New Orleans
Jacqueline Sonnabend                      NONE            NONE          NONE         NONE
Executive Vice President
Peter J. Sonnabend                        NONE            NONE          NONE         NONE
Vice Chairman,
Vice President, and
Secretary
Stephanie Sonnabend                       NONE            NONE          NONE         NONE
President

--------

 * These bonuses were paid under the Company's incentive compensation plan. (See p.8)

** Long Term Incentive Plan

Agreements with Executives

     The Company entered into Restated Employment Agreements with Roger P. Sonnabend, Paul Sonnabend, and Stephen Sonnabend, effective as of January 1, 1992, and amended and updated in November 1995 (Paul) and March 1996 (Roger, Stephen), which replaced Restated Employment Agreements dated January 1, 1984, at annual base salaries of at least $418,374, $396,158, and $280,395, respectively. The current terms end December 31, 1997, but are automatically renewed for successive one year terms unless terminated by either party. Upon the death of any of such executives, the Company has undertaken to continue payments to their respective "Beneficiary" (as defined in the Agreement) in an amount equal to fifty percent (50%) of the applicable base salary as of the date of death, for a period of four years following death. Under separate agreements, dated December 31, 1991, and amended and updated in November 1995 (Paul) and March 1996 (Roger, Stephen), the Company has agreed that in the event of the permanent and total disability of Roger P. Sonnabend, Paul Sonnabend or Stephen Sonnabend while in the employ of the Company, the Company will continue payments to such executive in an amount equal to fifty percent (50%) of the applicable base salary at the date of disability, for a period of four years following the disability; and if death occurs during disability, for the balance of the four-year period, to the executive's spouse, estate or other designated beneficiary.

Incentive Compensation Plan

     The Company has an incentive compensation plan under which pre-tax profit thresholds are established at the beginning of each year for certain of its hotels. Once the profit threshold is reached at a hotel, key employees of that hotel are entitled to receive a bonus equal to 3% of their annual salary, and 10% of any profits in excess of the threshold are shared proportionally by the same group. Additionally, key employees of each hotel may receive a bonus of up to two percentage points based on an evaluation of that hotel's performance in the areas of personal service and hotel physical appearance. Executive Office key employees, including officers of the Company, are entitled to receive incentive payments equal to that percentage of their respective salaries which equals the average (as a percentage of salaries) of all incentive payments made to certain hotel key employees as a group.

Pension Plan

     The Company has an I.R.S. qualified defined benefit pension plan which covers all non-union salaried employees at its Executive Offices and its hotels in Boston (Cambridge) and New Orleans. All officers and Directors who are full-time employees of the Company are covered under this plan. Benefits under the plan are based on the average compensation for the highest sixty consecutive months of service during employment, reduced proportionately for each year of service less than twenty-seven (full service period). The plan provides for integration with 50% of the primary Social Security benefit, reduced proportionately for each year of service less than twenty-seven. It provides for a normal retirement age of 65 and an early retirement age of 55 with five years of service. Benefits become vested at normal retirement age or upon the completion of five years of service and attaining the age of 21. Thus, the Company is unable to ascertain the benefits which may accrue to its Directors and/or officers since the benefits are based on variable factors.


     The following table sets forth a range of estimated annual retirement benefits under the plan upon retirement at age 65.

                              PENSION PLAN TABLE

        Average
Annual Compensation for                        Years of Service
      Highest Sixty         --------------------------------------------------------
    Consecutive Months         15          20          25         30*         35*
-------------------------   ---------   ---------   ---------   ---------   --------
$125,000  ...............    30,392      40,523      50,654      54,706      54,706
 150,000  ...............    37,337      49,782      62,228      67,206      67,206
 175,000  ...............    44,281      59,042      73,802      79,706      79,706
 200,000  ...............    51,226      68,301      85,376      92,206      92,206
 225,000  ...............    58,170      77,560      96,950     104,706     104,706
 250,000  ...............    65,115      86,819     108,000     117,206     117,206
 300,000  ...............    79,003     105,338     120,000     120,000     120,000
 350,000  ...............    92,892     120,000     120,000     120,000     120,000
 400,000  ...............   106,781     120,000     120,000     120,000     120,000
 450,000  ...............   120,000     120,000     120,000     120,000     120,000
 500,000  ...............   120,000     120,000     120,000     120,000     120,000

--------

*The maximum benefit under the Company's Pension Plan is based on 27 years of service.

     The above benefits are calculated on a straight-life annuity basis and after deducting a portion of Social Security benefits, as described above.


     For 1996 the maximum benefit allowable under the Employee Retirement Income Security Act of 1974 is $120,000.


     Each of Roger, Paul and Stephen Sonnabend has the maximum number of years of credited service under the pension plan (27 years). Of the other individuals named in the Summary Compensation Table on page 7, Hans Wandfluh has 24 years of credited service, and Jacqueline, Peter and Stephanie Sonnabend have 13, 10 and 18 years of accredited service, respectively.

Compensation Committee Report on Executive Compensation

     The executive compensation program of the Company has two primary components: base salary and annual cash incentive compensation. These components are administered by the Compensation Committee of the Company which is comprised of non-management directors. The Committee evaluates executive compensation in light of numerous factors, including changes in the cost of living, job responsibilities, job performance, the compensation awarded to executives holding similar positions in other companies of comparable size and complexity to the Company, characteristics unique to the Company, and the performance and financial condition of the Company.


     In determining the level of base salary for the chief executive officer and the other executives named in the Summary Compensation Table for the year 1996, the Compensation Committee convened in early 1996 and reviewed, in particular, the record 1995 performance of the Company's owned hotel in Boston (Cambridge), Massachusetts and its leased hotel in New Orleans, Louisiana, as well as the challenges of reopening the Company's recently acquired resort hotel in Anguilla, B.W.I., which had been closed following Hurricane Luis in September 1995. The Committee also considered the Company's 1995 successful opening of a new hotel in New Orleans. Based on the foregoing and the factors set forth in the preceding paragraph, the Committee, on Management's recommendation, granted significant base salary increases to three executive officers of the Company, while the chief executive officer, the chairman of the executive committee and chief financial officer, and the senior vice president of the Company received no increase in their base salaries for 1996. Generally, the average increase in base compensation for other executives of the Company was 4% for 1996.


     The second component of compensation relates to annual bonuses which may be earned by the chief executive officer as well as all other executive and key officers of the Company under the Company's Incentive Compensation Plan. The chief executive officer and the other named executive officers earn bonuses under this plan based on the average (as a percentage of salaries) of all incentive payments made to certain key hotel employees under such plan. The key hotel employees earn annual bonuses under the plan based upon performance objectives established by Management (and approved by the Compensation Committee) at the beginning of each year for certain of the Company's hotels. The Company's Incentive Compensation Plan is described in more detail under "Incentive Compensation Plan" contained elsewhere in this Proxy Statement.


     The Company no longer maintains a stock option plan and none of the executive officers named in the Summary Compensation Table presently holds any stock options. Stock options have not been deemed a necessary part of the Company's compensation program due in part to the fact that six of the seven named executive officers are the beneficial owners of a significant number of shares of the Company's capital stock.


     Submitted by the Compensation Committee.

     Vernon R. Alden, Joseph L. Bower, Chairman, Lawrence M. Levinson, and Jean
C. Tempel.

Performance Graph

     The following graph compares the annual percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Stock Market (US Companies) and the NASDAQ Hotels and Motels for the five-year period commencing December 31, 1991 and ending December 31, 1996.

                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                    Sonesta International Hotels Corporation

  Prepared by the Center for Research in Security Prices
  Produced on 04/08/97 including data to 12/31/96


                     [GRAPHIC REPRESENTATION OF LINE CHART]



                                     Legend

CRSP Total Returns Index for:                    12/31/91    12/31/92    12/31/93    12/30/94    12/29/95    12/31/96
----------------------------                     --------    --------    --------    --------    --------    --------
Sonesta International Hotels Corporation           100.0        87.1       143.2       164.4       117.6       198.3
Nasdaq Stock Market (US Companies)                 100.0       116.4       133.6       130.6       184.7       227.2
NASDAQ Stocks (SIC 7010-7019 US + Foreign)         100.0       107.1       101.8        82.7        91.7       114.5
Hotels and Motels

Notes:
   A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
   B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
   C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
   D. The index level for all series was set to $100.0 on 12/31/91.
   E. Methodology for calculating the company index was changed at request to accommodate a one-day suspension.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company's Board of Directors consisted of Vernon R. Alden, Joseph L. Bower, Lawrence M. Levinson and Jean C. Tempel throughout 1996.

Certain Relationships/Transactions

     Mr. George S. Abrams, a Director of the Company, performed legal services for the Company during 1996 and 1997.


     The law firm of Burns & Levinson, of which Mr. Lawrence M. Levinson, a Director of the Company, is a partner, performed legal services for the Company during 1996 and 1997.


     The Company has purchased artwork for its hotels and executive offices from Obelisk Gallery, Inc., a corporation owned by Mrs. Roger Sonnabend. Purchases from January 1, 1996 through March 1, 1997 have totaled $134,149 including $130,649 on behalf of managed hotels. The Company believes that the prices paid for such artwork are at least as favorable to the Company as would have been obtained from unrelated parties.

                            PRINCIPAL STOCKHOLDERS

     The following tables set forth certain information as of April 1, 1997 with respect to persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and more than 5% of the Company's Preferred Stock.

                                 COMMON STOCK

Name and Address                    Number of Shares         Percent
of Beneficial Owner               Beneficially Owned(1)      of Class
-------------------------------   ------------------------   ----------
Alan M. Sonnabend (2)    ......        109,883(3)             5.3%
c/o Sonesta Beach Resort
350 Ocean Drive
Key Biscayne, FL 33149

Paul Sonnabend (2)    .........        502,014                24.3%
200 Clarendon Street
Boston, MA 02116

Peter J. Sonnabend (2)   ......        104,112(4)             5.0%
200 Clarendon Street
Boston, MA 02116

Roger P. Sonnabend (2)   ......        554,084                26.8%
200 Clarendon Street
Boston, MA 02116

Name and Address                                                                 Number of Shares         Percent
of Beneficial Owner                                                            Beneficially Owned(1)      of Class
----------------------------------------------------------------------------   ------------------------   ----------
Stephen Sonnabend (2)    ...................................................            214,810               10.4%
200 Clarendon Street
Boston, MA 02116

All executive officers and Directors as a group (16 persons including those           1,321,324               63.9%
noted above)    ............................................................

Marvin C. Schwartz (5)   ...................................................            144,500                7.0%
c/o Neuberger & Berman
605 Third Avenue
New York, New York 10158-3698

--------


(1) See note 1 on Page 5.

(2) 1,216,908 shares of the Company's Common Stock are subject to the Sonnabend Voting Trust Agreement dated August 1, 1984, as amended in December, 1984. The voting trust terminates on December 31, 2000, or at such time as there are fewer than two trustees. The present trustees are Messrs. Roger, Paul and Stephen Sonnabend; any two trustees have the power to vote the shares in their discretion unless otherwise directed by the holders of a majority of the beneficial owners of the shares. The trustees and fourteen other members of the Sonnabend family are the record owners of these shares.


(3) Of these shares, 109,883 are deemed to be beneficially owned by Roger P. Sonnabend.

(4) Of these shares, 71,700 are deemed to be beneficially owned by Paul
    Sonnabend.

(5) Marvin C. Schwartz has the sole power to dispose of 18,500 shares and has shared dispositive power with regard to 115,500 shares. Mr. Schwartz has sole voting power with regard to 18,500 shares and does not have shared voting power over any shares.

                                PREFERRED STOCK

Name and Address                                                                     Number of Shares         Percent
of Beneficial Owner(1)                                                             Beneficially Owned(1)      of Class
-------------------------------------------------------------------------------   ------------------------   ----------
Paul Sonnabend, Stephanie Sonnabend and Peter J. Sonnabend, as holders of
  the voting rights in the Sonnabend Foundation (2)    ........................    2,000                      18.7%
All executive officers and Directors as a group (16 persons including above)       2,000                      18.7%

--------

(1) See note 1 on Page 5.

(2) On April 1, 1997 members of the Sonnabend family, including Roger P. Sonnabend, Paul Sonnabend, Stephanie Sonnabend, Stephen Sonnabend and Peter
    J. Sonnabend, owned beneficially 2,000 shares of Preferred Stock, all of which was owned beneficially by the Sonnabend Foundation, a charitable trust established by the Sonnabends.

     Jacqueline Sonnabend and Hans U. Wandfluh, who are referenced in the Summary Compensation Table on Page 7, are the beneficial owners of the following amounts of Common Stock: Jacqueline Sonnabend: 91,408 shares; Hans U. Wandfluh:
4,000 shares. Neither of such persons is the beneficial owner of Preferred
Stock.

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The persons named in the accompanying Proxy intend, unless otherwise instructed, to vote shares of Common Stock for Ernst & Young LLP as independent auditors for the Company for the year 1997. The appointment of this firm has been made by the Board of Directors of the Company upon recommendation of its Audit Committee, subject to stockholder ratification. Until 1979, Arthur Young & Company, which merged with Ernst & Whinney during 1989 to form Ernst & Young LLP, had acted as independent auditors for the Company for many years and was reappointed in 1985.


     Ernst & Young LLP is an internationally recognized firm of independent auditors. This firm has considerable experience in the hotel industry and has offices in all locations in which the Company operates. In the opinion of the Board of Directors of the Company, Ernst & Young LLP is fully qualified to act as independent auditors for the Company.


     The Audit Committee has previously reviewed and approved the scope of the annual audit by the Company's independent public accountants. The Committee also reviews all services and fees at the end of each annual audit.


     A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement and is to be available to respond to stockholders' questions.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intending to be presented at the next Annual Meeting of Stockholders must comply with Rule 14a-8 of the Securities and Exchange Commission issued under the Securities Exchange Act of 1934 and must be received at the principal executive offices of the Company, 200 Clarendon Street, Boston, Massachusetts 02116 not later than February 1, 1997.

                                 MISCELLANEOUS

     The Board of Directors does not know of any matters, other than those discussed in this Proxy Statement, which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                        By Order of the Board of Directors


                                                  PETER J. SONNABEND

                                                     Secretary

Dated: April 17, 1997

     The Board of Directors hopes that all stockholders will attend the Meeting. In the meantime, you are requested to execute the accompanying Proxy and return it in the enclosed envelope. Stockholders who attend the Meeting may vote their stock personally even though they have sent in their Proxies.

COMMON PROXY

                    SONESTA INTERNATIONAL HOTELS CORPORATION

             PROXY For Annual Meeting of Stockholders--May 20, 1997
                    Sonesta International Hotels Corporation
                  200 Clarendon Street, Boston, Massachusetts

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J. SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the COMMON STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 20, 1997 at 9:00 A.M. and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated April 17, 1997.

                   (Continued and to be SIGNED on other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Please mark
your votes as
indicated in
this example

[EXAMPLE - BOX WITH X INSERTED]

The undersigned hereby instructs said proxies to vote
1. ELECTION OF DIRECTORS: G. Abrams, V. Alden, J. Bower, L. Levinson, P.J. Sonnabend, R. Sonnabend, S. Sonnabend, J. Tempel

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

FOR all nominees
listed above (except as marked to the
contrary)

[BOX for marking vote]

WITHHOLD
AUTHORITY
to vote for all
nominees listed above

[BOX for marking vote]

2. Ratification of Ernst & Young as independent accountants of the Company for the year 1997.

        FOR       AGAINST       ABSTAIN
[three BOXES for marking votes]

3. On such other business as may properly come before the meeting or any adjournment(s) thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL
BE VOTED FOR PROPOSALS NO. 1 AND NO. 2.

Date                                  , 1997
     ---------------------------------

--------------------------------------------

--------------------------------------------
                 Signature(s)

Please sign exactly as your name or names appear hereon. Joint owners should sign personally. Corporate proxies should be signed by authorized officer, and have seal affixed and attested.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

PREFERRED PROXY

                    SONESTA INTERNATIONAL HOTELS CORPORATION

             PROXY For Annual Meeting of Stockholders--May 20, 1997
                    Sonesta International Hotels Corporation
                  200 Clarendon Street, Boston, Massachusetts

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY A.J. VAN RIEL and PETER J. SONNABEND and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the 5% CUMULATIVE PREFERRED STOCK which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on May 20, 1997 at 9:00 A.M. and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, each dated April 17, 1997.

                   (Continued and to be SIGNED on other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Please mark
your votes as
indicated in
this example

[EXAMPLE - BOX WITH X INSERTED]

The undersigned hereby instructs said proxies to vote
1. ELECTION OF DIRECTORS: R. Sonnabend, S. Sonnabend

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

--------------------------------------------------------------------------------

FOR all nominees
listed above (except as marked to the
contrary)

[BOX for marking vote]

WITHHOLD
AUTHORITY
to vote for all
nominees listed above

[BOX for marking vote]

2. On such other business as may properly come before the meeting or any adjournment(s) thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL
BE VOTED FOR PROPOSALS NO. 1.

Date                                  , 1997
     ---------------------------------

--------------------------------------------

--------------------------------------------
                 Signature(s)

Please sign exactly as your name or names appear hereon. Joint owners should sign personally. Corporate proxies should be signed by authorized officer, and have seal affixed and attested.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE